EXHIBIT 10.44



                         RECEIVABLES PURCHASE AGREEMENT


                                      among


                              TRI FUNDING II, INC.
                                   ("TRI II")


                                       and


                          TRI FUNDING COMPANY I, L.L.C.
                                    ("TRI I")


                                       and


                             TRENDWEST RESORTS, INC.
                                  ("Trendwest")


                                       and


                                TW HOLDINGS, INC.
                                 ("TW HOLDINGS")


                                       and


                              TW HOLDINGS II, INC.
                                    ("TW II")


                                       and


                              TRI FUNDING III, INC.
                                 (the "Issuer")


                           Dated as of August 1, 1999

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE
ARTICLE 1                  DEFINITIONS............................................................................2

       Section 1.01.       Defined Terms..........................................................................2

ARTICLE 2                  ACQUISITION OF ASSETS..................................................................4

       Section 2.01.       [Reserved.]............................................................................4
       Section 2.02.       Initial Acquisition....................................................................4
       Section 2.03.       Subsequent Acquisitions................................................................4
       Section 2.04.       Delivery of Contracts; Filing of Financing Statements..................................4
       Section 2.05.       Servicing of Contracts and Related Vacation Credits....................................5
       Section 2.06.       Review of Contracts....................................................................5

ARTICLE 3                  REPRESENTATIONS AND WARRANTEES.........................................................6

       Section 3.01.       Representations and Warranties of the Sellers..........................................6
       Section 3.02.       Representations and Warranties the Issuer.............................................14
       Section 3.03.       Purchase or Substitution Required upon Breach of Certain
                               Representations and Warranties....................................................15
       Section 3.04.       Requirements for Purchase or Substitution of Contracts................................16

ARTICLE 4                  SELLER COVENANTS......................................................................17

       Section 4.01.       Seller Covenants......................................................................17
       Section 4.02.       Issuer Covenants......................................................................21
       Section 4.03.       Assignment of Assets..................................................................22

ARTICLE 5                  CONDITIONS PRECEDENT..................................................................22

       Section 5.01.       Conditions to Issuer's Initial Obligations............................................22
       Section 5.02.       Conditions to the Sellers'Obligations.................................................23

ARTICLE 6                  TERM AND TERMINATION..................................................................24

       Section 6.01.       Term..................................................................................24
       Section 6.02.       Default by Sellers....................................................................24

ARTICLE 7                  MISCELLANEOUS.........................................................................24

       Section 7.01.       Amendments............................................................................24
       Section 7.02.       Governing Law.........................................................................24
       Section 7.03.       Notices...............................................................................25
       Section 7.04.       Separability Clause...................................................................25
       Section 7.05.       Assignment............................................................................25

       Section 7.06.       Further Assurances....................................................................25
       Section 7.07.       No Waivers; Cumulative Remedies.......................................................25
       Section 7.08.       Binding Effect; Third Party Beneficiaries.............................................26
       Section 7.09.       Set-Off...............................................................................26
       Section 7.10.       Sellers Will Not Institute Insolvency Proceedings.....................................26
       Section 7.11.       Counterparts..........................................................................26

Signature Page...................................................................................................27


ANNEX A           --      FORM OF SUPPLEMENT FOR SUBSTITUTE CONTRACTS AND UPGRADE CONTRACTs
EXHIBIT A         --      FORM OF CONTRACt
EXHIBIT B         --      FORM OF ASSET ASSIGNMENt
EXHIBIT C         --      FORM OF SUBSEQUENT ASSET ASSIGNMENt
EXHIBIT D         --      FORM OF SUBORDINATED NOTe


         THIS RECEIVABLES PURCHASE AGREEMENT, dated as of August 1, 1999 (this "Agreement"), by and among TRI Funding II, Inc., a Delaware corporation (herein, together with its permitted successors and assigns, "TRI II"), TRI Funding Company I, L.L.C., a Delaware limited liability company (herein, together with its permitted successors and assigns, "TRI I"), Trendwest Resorts, Inc., an Oregon corporation (herein, together with its permitted successors and assigns, "Trendwest"), TW Holdings II, Inc., a Delaware corporation (herein, together with its permitted successors and assigns, "TW II"), TW Holdings, Inc., a Nevada corporation (herein, together with its permitted successors and assigns, "TW Holdings"), and TRI Funding III, Inc., a Delaware corporation (herein, together with its permitted successors and assigns, the "Issuer").


                              PRELIMINARY STATEMENT

         The Issuer has entered into an Indenture, dated as of August 1, 1999 (as amended and supplemented from time to time, the "Indenture"), with Norwest Bank Minnesota, National Association, as trustee (herein, together with its permitted successors and assigns, the "Trustee"), and Trendwest, as servicer (herein, together with its permitted successors and assigns, the "Servicer"), pursuant to which the Issuer intends to issue its notes, as provided in the Indenture (the "Notes"), limited as to principal amount.

         In furtherance thereof, TRI I, TRI II, Trendwest, TW II and TW Holdings (collectively, the "Sellers") and the Issuer have entered into this Agreement to provide for, among other things, the acquisition and purchase by the Issuer from time to time of all of the right, title and interest in and to certain Assets. The Issuer will be pledging and granting to the Trustee a security interest in the Issuer's interest in the Assets, as security for the Notes. As a precondition to the effectiveness of this Agreement, the Issuer, the Trustee and the Servicer will enter into the Servicing Agreement, dated as of August 1, 1999 (as amended and supplemented from time to time, the "Servicing Agreement"), to provide for the administration and servicing of the Assets. In connection with the issuance of the Notes and pursuant to this Agreement, Trendwest, TW II and TW Holdings, on the Closing Date, and Trendwest, TRI I and TRI II, from time to time, will sell the Assets to the Issuer. Such sales shall be effected on the Closing Date by this Agreement and an Asset Assignment (as defined herein) among Trendwest, TW II, TW Holdings and the Issuer, and on each Subsequent Transfer Date by this Agreement and the applicable Subsequent Asset Assignment (as defined herein) among Trendwest, TRI I and TRI II, as applicable, and the Issuer, and the list of Contracts so conveyed shall be listed on Schedule I to the Asset Assignment or the applicable Subsequent Asset Assignment.

         In order to  further  secure the Notes,  the Issuer  subsequently  will grant to the Trustee pursuant to the Indenture, a security interest in, among other things, the Issuer's rights derived under this Agreement, and the Sellers agree that all representations, warranties, covenants and agreements made by them in this Agreement with respect to the Assets shall also be for the benefit and security of the Issuer and the Trustee and all holders from time to time of the Notes. In consideration for the Assets and their representations, warranties, covenants and other agreements under this Agreement, on the Closing Date, TW Holdings and TW II will receive cash, and Trendwest will receive from the Issuer cash, a Subordinated Note (as defined herein) and all of the common stock of the Issuer. On each Subsequent Transfer Date, TRI I and TRI II, as applicable, will receive cash, and Trendwest will receive cash and increase in the principal amount outstanding of the Subordinated Note in exchange for the Assets sold by such Person on such date.


                                    ARTICLE 1

                                   DEFINITIONS

        Section 1.01. Defined Terms. For purposes of this Agreement the following terms shall have the meanings specified herein. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Indenture.

         "Acquisition Consideration" shall mean, with respect to any Contracts and the related Receivables, the cash which shall be paid by the Issuer to the Sellers on the Closing Date, and, with respect to Trendwest, (i) on the Closing Date, all of the stock of the Issuer, the Subordinated Note and cash and (ii) on each Subsequent Transfer Date, cash.

         "Asset Assignment" shall mean the Asset Assignment, substantially in the form attached hereto as Exhibit B, which shall be entered into in connection with the conveyance of Assets from the Sellers to the Issuer on the Closing Date.

         "Assets" shall mean all of the Sellers' right, title and interest in and to (a) the Contracts and the related Receivables, including the proceeds of the Contracts and the related Receivables and all payments received on or with respect to the Contracts and the related Receivables and due after the related Cut-Off Date, (b) the Contract Files and the Collateral Agent Files, (c) the Sellers' rights and interests in the related Vacation Credits, (d) the Servicing Charges with respect to the Contracts and (e) all income and proceeds of the foregoing or relating thereto.

         "Contract File" shall mean, with respect to each Contract, the following documents:

                   (i)     a copy of the Contract;

                  (ii)     notice of assignment; and

                 (iii) any other documents or papers relating to servicing the Receivables.

         "Collateral Agent" shall mean Sage Systems, Inc. and its permitted successors and assigns.

         "Collateral Agent File" shall mean, with respect to each Contract, the following documents:

                   (i)     the original Contract; and

                  (ii)     notice of assignment.

         "Cut-Off Date" shall have the meaning set forth in the Indenture.

         "Electronic Ledgers" shall mean the electronic master records of all contracts of the Sellers or the Issuer similar to and including the Contracts.

         "Eligible Contract" shall mean a Contract that satisfies the selection criteria set forth in Section 3.01(a) hereof and on which there has been made at least two scheduled payments.

         "Indenture" shall mean the Indenture, dated as of August 1, 1999, by and among the Issuer, the Trustee and the Servicer, as amended and supplemented from time to time.

         "Issuer  Address"  shall mean 9805 Willows  Road,  Redmond,  Washington
98052.

         "Seller Address" with respect to Trendwest shall mean 9805 Willows Road, Redmond, Washington 98052, with respect to TW Holdings shall mean 245 E. Liberty Street, 3rd Floor, Reno, Nevada 89520, with respect to the TRI I shall mean 3250 Lakeport Boulevard, Klamath Falls, Oregon 97601, with respect to TRI II shall mean 3250 Lakeport Boulevard, Klamath Falls, Oregon 97601 and with respect to TW II shall mean 9805 Willows Road, Redwood, WA 98052.

         "Subsequent Asset Assignment" shall mean each Subsequent Asset Assignment, substantially in the form attached hereto as Exhibit C, which shall be entered to in connection with the conveyance of Assets from one or more of Trendwest, TRI I and TRI II, as applicable, to the Issuer on each Subsequent Transfer Date.

         "Subsequent Contract" shall mean a Contract that a Seller contributes to the Issuer pursuant to this Agreement on the related Subsequent Transfer Date during the Prefunding Period and identified on Schedule I to the related Subsequent Asset Assignment.

         "Subsequent Transfer Date" shall mean any Business Day during the Prefunding Period on which the applicable Sellers contribute Assets to the Issuer pursuant to this Agreement and the related Subsequent Asset Assignment.

         "Substitute Contract" shall have the meaning set forth in Section 3.04(b) hereof.

         "Substitute   Receivable"  shall  mean  the  Receivable  related  to  a
Substitute Contract.

         "Substitution Criterion" shall have the meaning set forth in Section 3.04(b) hereof.

         "Upgrade" shall have the meaning set forth in the Indenture.

         "Upgrade Contract" shall have the meaning set forth in the Indenture.


                                    ARTICLE 2

                              ACQUISITION OF ASSETS

        Section 2.01.    [Reserved.]

        Section 2.02. Initial Acquisition. In return for the Acquisition Consideration with respect to the Assets transferred on the Closing Date and other rights created by this Agreement, each of Trendwest, TW II and TW Holdings hereby transfers, assigns, sells and grants to the Issuer, without recourse except as provided in Section 3.03 of this Agreement, on the Closing Date, any and all of such Seller's respective right, title and interest in and to all of such Assets relating to the Contracts set forth on Schedule I to the Asset Assignment. Each of the Sellers hereby acknowledges that its transfer of such Assets to the Issuer is absolute and irrevocable, without reservation or retention of any interest whatsoever by such Seller.

        Section 2.03. Subsequent Acquisitions. TRI I, TRI II and Trendwest in exchange for cash shall transfer, assign, sell and grant to the Issuer, without recourse except as provided in Section 3.03 of this Agreement, on each Subsequent Transfer Date, any and all of such Seller's right, title and interest in and to all of the Assets relating to the Contracts set forth on Schedule I to the related Subsequent Asset Assignments. Each of Trendwest, TRI I and TRI II acknowledges that its transfer of such Assets to the Issuer will be absolute and irrevocable, without reservation or retention of any interest whatsoever by it.

        Section 2.04. Delivery of Contracts; Filing of Financing Statements. (a) In connection with the Issuer's acquisition of the Assets, Trendwest, on behalf of the Sellers and the Issuer, shall deliver, or cause the delivery of, the original Contracts to the Collateral Agent so that the Collateral Agent may retain possession, as agent of the Trustee thereof as provided in the Transaction Documents. In addition, the Sellers agree to execute, and Trendwest agrees to record and file prior to the Closing Date or the Subsequent Transfer Date, as the case may be, at its own expense, financing statements (and thereafter timely continuation statements with respect to such financing statements) with respect to the Assets transferred on such date, in accordance with Section 3.01(a)(viii) and Section 4.01(c) hereof.

         (b) In connection with such acquisition, each of the Sellers shall promptly, at its own expense, cause any Electronic Ledger maintained by it to be marked to show which Assets have been acquired by the Issuer in accordance with this Agreement and transferred to the Issuer and pledged by the Issuer to the Trustee in accordance with the Transaction Documents.

         (c) It is the intention of the Sellers and the Issuer that the Issuer is acquiring full and absolute title to the Assets. If it is determined, however, that the Sellers have transferred to the Issuer a security interest in the Assets, then this Agreement shall constitute a security agreement under applicable law, and each of the Sellers shall be deemed to have granted to the Issuer, as of the date hereof, a first priority perfected security interest in such Seller's right, title and interest in the Assets.

        Section 2.05. Servicing of Contracts and Related Vacation Credits. The Servicer shall service the Contracts and the other Assets for the benefit of the Issuer (and its successors and assigns) in accordance with the terms and conditions of the Transaction Documents. Notwithstanding the foregoing, Trendwest acknowledges and agrees that its obligations under this Agreement are independent of any obligations it may have as Servicer and that its obligations under this Agreement will continue in full force and effect, whether or not it is acting as Servicer, until termination of this Agreement in accordance with
Section 6.01 hereof, unless otherwise provided herein.

        Section 2.06. Review of Contracts. If any of the Sellers or the Collateral Agent (who shall thereupon notify the Issuer, Trendwest and the Trustee) discovers that any Contracts, Contract Files or Collateral Agent Files are missing or defective (that is, mutilated, damaged, defaced, incomplete, improperly dated, forged or otherwise physically altered) in any material respect, Trendwest shall correct or cure such omission, defect or other irregularity within 30 days from the date Trendwest discovered such omission or defect, or from the date Trendwest is notified by the Collateral Agent of such omission or defect. In the event Trendwest is unable to correct or cure such omission, defect or irregularity within the 30-day period described in the preceding sentence, Trendwest shall purchase or replace such Contract from the Issuer in accordance with Section 3.03 hereof.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTEES

        Section 3.01. Representations and Warranties of the Sellers. Each of Trendwest, with respect to all of the Contracts and related Receivables, TRI I, with respect to the Contracts and related Receivables transferred by TRI I, TRI II, with respect to the Contracts and related Receivables transferred by TRI II, TW Holdings, with respect to the Contracts and related Receivables transferred by TW Holdings, TWII, with respect to the Contracts and related Receivables transferred by TWII, hereby and by the Asset Assignment and each Subsequent Asset Assignment, hereby makes the following representations and warranties to the Issuer and for the benefit of the Issuer, the Trustee and Holders of Notes, on which the Issuer relies in acquiring the Assets and on which the Holders rely in purchasing such Notes. Such representations and warranties shall survive any subsequent transfer, assignment, contribution or conveyance of the Contracts and related Receivables and interest in the related Vacation Credits and any issuance of Notes.

                   (a) As to each Contract, as of the Closing Date, with respect to the Contracts identified on the Contract Schedule on the Closing Date and as of the related Subsequent Transfer Date, with respect to Subsequent Contracts:

                            (i)  The  information  set  forth  in  the  Contract
                  Schedule is true and correct as of the related Cut-Off Date.

                           (ii) The  rights  with  respect to the  Contract  are
                  assignable by the lender thereunder and its successors and assigns without the consent of any Person.

                          (iii) The applicable Seller has heretofore provided to
                  the Collateral Agent the sole original counterpart of the Contract, together with any and all amendments, waivers and modifications thereto, except for any original executed counterparts which have been marked to show that they have been pledged by the Issuer to the Trustee under the Indenture, and the terms of such Contract have not been further amended, waived or modified subsequent to the above being provided to the Collateral Agent.

                           (iv) The  Electronic  Ledgers  have  been  marked  as
provided in Section 2.04(b) hereof.

                            (v) The  Contract was not  originated  in, nor is it
                  subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of such document under any of the Transaction Documents, including any repurchase in accordance with the Transaction Documents.

                           (vi) The  Contract  is in full  force  and  effect in
                  accordance with its respective terms, and none of the Sellers or any Obligor has or will have suspended or reduced any payments or obligations due or to become due thereunder by reason of a default by the other party to such Contract; as of the related Cut-Off Date, no Scheduled Payment with respect to such Contract has not been received and remains unpaid for a period of 30 or more days (without regard to advances, if any, made by the Servicer), and there are no proceedings pending, or to the best of the knowledge of any Seller, threatened asserting insolvency of such Obligor; there has been no other default, breach or violation of such Contract; there are no proceedings pending, or to the best of the knowledge of any Seller, threatened, wherein such Obligor or any governmental agency has alleged that such Contract is illegal or unenforceable; and none of the related Scheduled Payments are subject to any set-off or credit of any kind.

                          (vii) The  Contract is the valid,  binding and legally
                  enforceable obligation of the parties thereto, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

                         (viii) All actions, filings (including UCC filings) and
                  recordings as are required by the Indenture and that may be necessary to perfect, with respect to the Trust Estate, a first priority security interest of the Issuer and the Trustee in, and the sale by the applicable Seller to the Issuer of, the Contract and the related Receivables, being acquired and the transfer of the security interest in the related Vacation Credits hereunder have been accomplished and are in full force and effect.

                           (ix) The  Contract  is  identical  to one of the form
                  contracts attached as Exhibit A hereto, except for either (i) such immaterial modifications or deviations from the form contract which appear in such Contract, which immaterial modifications or deviations will not have a material adverse effect on the Holders of the Notes or (ii) such modifications or deviations as set forth on Schedule I to the Asset Assignment or Subsequent Asset Assignment, as the case may be, related to such Contract.

                            (x) The  Contract  was  originated  by  Trendwest in
                  Trendwest's ordinary course of business and meets Trendwest's qualifications for originating vacation credit installment contracts. The origination and collection practices used by Trendwest and the applicable Seller with respect to such Contract have been in all respects legal, proper, prudent and customary in the vacation credit financing and servicing business.

                           (xi) The  Receivable  is under a Contract  that has a
                  term to the last Scheduled Payment Date of not more than 84 months and not less than one month.

                          (xii) The Contract  obligates  the related  Obligor to
                  make all Scheduled Payments thereunder in full notwithstanding the collection by Trendwest of a security deposit with respect thereto. The calculation of the Collateral Value of the related Receivable does not include any security deposits or similar payments collected by or on behalf of Trendwest which are applied to Scheduled Payments.

                         (xiii) All  requirements of applicable  federal,  State
                  and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of the Contract have been complied with in all material respects, and such Contract complied in all material respects at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated.

                          (xiv) The  Contract  is not and will not be subject to
                  any right of rescission, set-off, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning such Contract or otherwise, and the operation of any of the terms of such Contract or the exercise by the applicable Seller or the Obligor of any right under such Contract will not render such Contract unenforceable in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, except that certain rights or defenses may exist under applicable law which, individually or in the aggregate, do not make the remedies available to the Seller with respect to such Contract inadequate for the practical realization of the benefits provided thereby.

                           (xv) Each of the Sellers has duly fulfilled all obligations on the lender's part to be fulfilled under or in connection with the Contract, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Assets by the Issuer and has done nothing to impair the rights of the Issuer in such Contract or payments with respect thereto.

                          (xvi) The  Contract,  the related  Receivable  and the
                  related Seller's interest in the related Vacation Credits have not been sold, transferred, assigned or pledged by such Seller to any Person other than the Issuer (except for such interests in the Assets which shall be terminated on or prior to the Closing Date), and upon execution and delivery hereof and of the Asset Assignment or

                  Subsequent  Asset  Assignment,  as applicable,  by the related
                  Seller and the payment by the Issuer of the related Acquisition Consideration, the Issuer will have all of the right, title and interest in and to such Seller's interest in the Contract and the related Receivable and a security interest in the related Vacation Credits, free and clear of all liens and encumbrances, except for the interests of the Obligor pursuant to such Contract. Such Contract has not been satisfied, subordinated or rescinded.

                         (xvii) The  relevant  Seller has no specific  knowledge
                  that the Contract will not be fully performed in accordance with its terms.

                        (xviii)  The  Obligor  has  made  two  payments   (which
                  payments may be advance payments under such Contract) due under the Contract within the time set forth in such Contract.

                          (xix) The  related  Obligor  is  located in the United
                  States of America or Canada, and the related Scheduled Payments are payable in U.S. dollars.

                           (xx) The related Scheduled  Payments were established
                  at the time such Contract was originated.

                          (xxi) There are no unpaid brokerage or other fees owed
                  to third parties relating to the origination of the Contract.

                         (xxii) The  Contract  cannot be  rescinded  pursuant to
                  applicable consumer finance laws.

                        (xxiii) The contract was  originated in compliance  with
                  the requirements of all federal, state and local laws, rules and regulations applicable to the origination of the Contract (including, without limitation, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and any other federal, state and local laws relating to interest, usury, consumer credit, equal credit opportunity, fair credit reporting, privacy, consumer protection, false or deceptive trade practices and disclosure, the Mail Fraud statute and any timeshare disclosure), non-compliance with which could have a material adverse effect on the enforceability or value of the Contract.

                         (xxiv) All Scheduled  Payments are due and payable on a
                  monthly basis, and such Scheduled Payments are level payments throughout the terms of the Contract.

                   (b) As to the aggregate pool of Contracts supporting Notes as of the Closing Date and each Subsequent Transfer Date (including those contracts contributed to the Issuer on such Subsequent Transfer Date), no Seller used any selection procedures that identified the Contracts as being less desirable or valuable than other comparable vacation credit installment contracts owned by such Seller.

                   (c) As to each Seller as of the Closing Date and as to each of Trendwest, TRI I and TRI II on each Subsequent Transfer Date:

                            (i) Such  Seller  has  been  duly  organized  and is
                  validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of the State in which such Seller was organized with corporate power and authority to own its properties and to transact the business in which it is now engaged, and such Seller is duly qualified to do business in and is in good standing under the laws of each State in which its business is located or is not required under applicable law to effect such qualification, except where failure to so qualify would not have a material adverse effect on the ability of such Seller to perform its obligations under the Transaction Documents or on any of the Contracts, the Receivables or the related Vacation Credits or on the ability of such Seller, the Issuer or the Trustee to realize upon or enforce the same.

                           (ii)  The  performance  of the  obligations  of  such
                  Seller under this Agreement and the other Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in any breach of any of the terms or provisions of, or constitute with or without notice, lapse of time or both, a default under the Certificate of Incorporation, Articles of Incorporation, Bylaws, Certificate of Formation or Limited Liability Company Agreement, as applicable, of such Seller, or any material indenture, agreement, mortgage, deed of trust or other instrument to which such Seller is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance (except the lien created by the Transaction Documents) upon any of the property or assets of such Seller pursuant to the terms of such indenture, mortgage, deed of trust, or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of such Seller's property or assets is subject, nor will such action result in any violation of the provisions of such Seller's Certificate of Incorporation, Articles of Incorporation, By-laws, Certificate of Formation or Limited Liability Company Agreement, as applicable, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over such Seller or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with or other action of any court, or any such regulatory authority or other governmental agency or body is required for consummation of the transactions contemplated by this Agreement and the other Transaction Documents except such consents, approvals and authorizations which have been obtained or such registrations or qualifications which have been made.

                          (iii) This Agreement and any other Transaction Document to which such Seller is a party have been duly authorized, executed and delivered by such Seller by all necessary corporate action and such agreements are the valid and legally binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

                           (iv) The relevant Seller Address is the chief executive office, principal place of business and the office where such Seller keeps its records concerning the Contracts, Receivables and the related Vacation Credits. Such Seller has not used any address other than its Seller Address, 12301 N.E. 10th Place, Bellevue, Washington 98005 or 4010 Lake Washington Boulevard, Suite 300, Kirkland, Washington 98033, in the previous five-year period. Such Seller's legal name is as set forth in this Agreement. Such Seller has not used or done business under any other name in the previous six-year period.

                            (v) Such Seller does not  believe,  nor does it have
                  any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                           (vi) The transactions contemplated by the Transaction
                  Documents are being consummated by such Seller in furtherance of its ordinary business purposes, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors.

                          (vii) The consideration received by such Seller pursuant to this Agreement is fair consideration having value reasonably equivalent to or in excess of the value of the performance of such Seller's obligations hereunder.

                         (viii) Neither on the date of the transactions contemplated by the Transaction Documents or immediately before or after such transactions, nor as a result of the transactions, will such Seller:

                                     (A) be  insolvent  such that the sum of its
                           debts is greater than all of its respective property, at a fair valuation;

                                     (B) be  engaged  in, or about to engage in,
                           business or a transaction for which any property remaining with such Seller will be an unreasonably small capital or the remaining assets of such Seller will be unreasonably small in relation to its respective business or the transaction; and

                                     (C) have intended to incur,  or believed it
                           would incur, debts that would be beyond its respective ability to pay as such debts mature or become due. Such Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

                           (ix) Both immediately before and after the transactions contemplated by the Transaction Documents (a) the present fair salable value of such Seller's assets was or will be in excess of the amount that will be required to pay its probable liabilities as they then exist and as they become absolute and matured; and (b) the sum of such Seller's assets was or will be greater than the sum of its debts, valuing its assets at a fair salable value.

                            (x) The  acquisition  of the  Assets  by the  Issuer
                  pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                           (xi) There are no proceedings or investigations pending or, to the knowledge of such Seller, threatened against or affecting such Seller in or before any court, governmental authority or agency or arbitration board or tribunal which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of such Seller, or the ability of such Seller to perform its obligations under this Agreement or the other Transaction Documents. Such Seller is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

                          (xii) All tax  returns or  extensions  required  to be
                  filed by such Seller in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon such Seller, or upon any of the respective properties, income or franchises shown to be due and payable on such returns have been, or will be, paid. All such tax returns are true and correct, and such Seller has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor. The provisions for taxes on the books of such Seller are in accordance with generally accepted accounting principles.

                         (xiii) Such Seller (i) is not in violation of any laws,
                  ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of such Seller.

                          (xiv) It is the intention of such Seller that the Assets are being or have been acquired by the Issuer and that the beneficial interest in and title to the Assets are not part of such Seller's estate in the event of the filing of a bankruptcy petition by or against such Seller under any bankruptcy law.

                           (xv) Immediately prior to the acquisition of the Assets by the Issuer pursuant to this Agreement, such Seller was the sole owner of its portion of the Assets at such time and had good and marketable title to the Assets, free and clear of all liens, claims and encumbrances (except for the Acquisition Consideration and security interests in the Assets which shall be terminated on or prior to the Closing Date or the related Subsequent Transfer Date, as applicable).

                          (xvi) The Sellers will treat the transfer of the Assets as a sale to the Issuer for federal, State and local income tax reporting and accounting purposes.

                         (xvii) The sale of the Assets pursuant to this Agreement constitutes the valid sale by the Sellers to the Issuer of all of such Seller's right, title and interest in the Assets.

                        (xviii)  The  Sellers  have valid  business  reasons for
                  selling the Assets to the Issuer pursuant to this Agreement rather than obtaining a loan secured by the Assets.

                          (xix) The Sellers will be operated  generally so as to
                  not  be  substantively   consolidated   with  the  Issuer  for
                  bankruptcy purposes.

                           (xx) No event has occurred that adversely affects the
                  Sellers' ability to perform the transactions contemplated by the Transaction Documents.

                          (xxi) Each pension plan or profit sharing plan to which each of the Sellers is a party has been fully funded in accordance with the obligations of such Seller as set forth in such plan.

                         (xxii) Neither the  acquisition  nor the holding of the
                  Contracts and the related Receivables violates any federal or State law, rule or regulation the non-compliance with which could have a material adverse effect on the value of the Contracts or the related Receivables.

        Section 3.02. Representations and Warranties of the Issuer. The Issuer hereby makes the following representations and warranties for the benefit of the Trustee and Holders of the Notes, on which the Sellers rely in entering into this Agreement with the Issuer and on which the Holders of the Notes rely in purchasing the Notes; such representations and warranties speak as of the Closing Date unless otherwise indicated, but shall survive any subsequent transfer, assignment, contribution or conveyance of the Assets or any part thereof:

                   (a) The Issuer has been duly organized and is validly existing in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties, perform its obligations under the Transaction Documents and to transact the business in which it is now engaged or in which it proposes to engage; the Issuer is duly qualified to do business and is in good standing in each State in which the nature of its business requires it to be so qualified, except where failure to so qualify would not have a material adverse effect on the ability of the Issuer to perform its obligations under the Transaction Documents.

                   (b) The transfer to and receipt by the Issuer of the Sellers' interest in the Contracts, the Receivables and the related Vacation Credits pursuant to this Agreement and the consummation of the transactions contemplated herein and in the Transaction Documents will not conflict with or result in breach of any of the terms or provisions of, or constitute (with or without notice, lapse of time or both) a default under the Certificate of Incorporation or By-laws of the Issuer or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance (except for the lien created by the Indenture) upon any of the property or assets of the Issuer pursuant to the terms of, such indenture, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it is bound or to which any of the property or assets of the Issuer is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Issuer or any statute or any order, rule or regulation of any court or regulatory authority or other governmental agency or body having jurisdiction over the Issuer or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with or other action of any court or any such regulatory authority or other governmental agency or body is required for the acquisition of the Assets hereunder.

                   (c) The Transaction Documents to which the Issuer is a party have been duly authorized, executed and delivered by the Issuer by all necessary corporate action and constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

                   (d) There are no proceedings or investigations to which the Issuer is a party pending or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (a) asserting the invalidity of this Agreement, (b) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, or (c) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement.

                   (e) All approvals, authorizations, consents, orders or other actions of any Person or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement, have been or will be taken or obtained on or prior to the Closing Date.

                   (f) The Issuer Address is the principal place of business and chief executive office of the Issuer.

        Section 3.03. Purchase or Substitution Required upon Breach of Certain Representations and Warranties. Upon discovery by the Issuer or any of the Sellers of the breach of any representations or warranties set forth in Section
3.01 or 3.02 hereof which materially and adversely affects the value of a Contract, Receivable, the related Vacation Credits, or the interests of the Holders of the Notes, or a breach of any of the representations and warranties set forth in Sections 3.01(a)(v), 3.01(a)(vi), 3.01(a)(vii), 3.01(a)(xiii),
3.01(a)(xiv), 3.01(a)(xvi), 3.01(a)(xxii) or 3.01(a)(xxiii) hereof, the party discovering such breach shall give prompt written notice to the other parties. Trendwest shall, within 30 days from the date it was notified of, or otherwise discovers, such breach, cure such breach, or, (1) if the breach relates to a particular Contract, Receivable or Vacation Credit and is not cured, either (a) purchase the Issuer's interest in such Contract and the related Receivable from the Issuer at the Purchase Price or (b) provide a Substitute Contract or (2) if the breach relates to a representation or warranty regarding the selection criteria of the Contracts as a whole and is not cured by Trendwest, either (a) purchase the Issuer's interest in such non-conforming Contracts and the related Receivables from the Issuer or (b) provide Substitute Contracts as set forth above, so that the representations and warranties with respect to the selection criteria are correct, as evidenced by a certificate of an officer of Trendwest to the Trustee. The Purchase Price for a purchased Contract shall be paid, and any Substitute Contract shall be delivered, by Trendwest to the Issuer in accordance with Section 3.04(c) hereof. It is understood and agreed that the obligation of Trendwest to cure or purchase or replace any Contract as to which such a breach has occurred shall constitute the sole remedy respecting such breach available to the Issuer, the Holders of Notes or the Trustee on behalf of such Holders (except for any indemnities provided under Section 4.01(j) hereof or any obligations under the Indenture) for any losses, claims, damages and liabilities arising from the

Issuer's interest in such Contract or the inclusion of the Issuer's interest in such Contract in the Trust Estate.

        Section 3.04. Requirements for Purchase or Substitution of Contracts; Upgrades. (a) If Trendwest is required to purchase the Issuer's interest in any Contract and the related Receivables under Section 3.03 hereof or if the Issuer is required or elects to purchase the Trustee's interest in any Contract and the related Receivables under Section 3.10 of the Servicing Agreement, such Contract and related Receivables shall be purchased by Trendwest at the Purchase Price. All purchases shall be accomplished at the times specified in subsection (c) below.

         (b) If Trendwest is required to substitute  any Contract  under Section
3.03 hereof, each such contract (a "Substitute Contract") shall (i) be an Eligible Contract; (ii) be written on one of the standard forms attached as Exhibit A to this Agreement; (iii) be accompanied by a supplement to this Agreement substantially in the form of Annex A hereto subjecting such Contract to the provisions hereof and providing with respect to such Substitute Contract the information required in the Contract Schedule; (iv) not have been selected using procedures that identified the Contracts as being less desirable or valuable than other comparable vacation credit installment contracts owned by Trendwest; and (v) not have any Scheduled Payments that are due after the date that is six months prior to the Stated Maturity of the Notes supported by such Contract. In addition, (i) such Substitute Contracts shall have an aggregate Collateral Value at least equal to and not substantially greater than the aggregate Collateral Value of the Contracts being withdrawn as of the date of withdrawal (the "Substitution Criterion"), (ii) such Substitute Contract will have an interest rate that is not 1% less than the original Contract and (iii) the representations and warranties set forth in Sections 3.01 and 3.02 shall be true and correct with respect to such Substitute Contract and the aggregate pool of Contracts as of the date such Substitute Contract is conveyed to the Issuer.

         Upon the substitution of any Substitute Contract pursuant to the provisions of this Section 3.04(b), Trendwest hereby agrees that such Substitute Contract will be subject to all the terms and provisions of this Agreement, the Servicing Agreement, the Collateral Agent Agreement and the Indenture just as if such Substitute Contract had been one of the original Contracts acquired on the Closing Date. Upon the substitution of a Substitute Contract pursuant to this
Section 3.04(b), the Issuer and Trendwest shall also comply with the provisions and limitations set forth in the Indenture. All substitutions shall be accomplished at the time specified in subsection (c) below.

         (c) Any purchase or substitution of a Contract by Trendwest in accordance with Section 3.03 hereof or this Section 3.04 shall be made either by remittance of the Purchase Price to the Servicer for deposit into the Clearing Account in accordance with Section 3.03(a) of the Servicing Agreement or by substitution of a Substitute Contract, as applicable, within one Business Day following the expiration of the cure period set forth in Section 3.03 hereof.

         (d) If an Obligor desires to enter into an Upgrade Contract, Trendwest, as Servicer, shall inform the Issuer of such fact. In such event, if the Issuer desires to purchase the receivable related to such Upgrade and so advises Trendwest, Trendwest will allow the Obligor to upgrade and transfer the related Upgrade Contract to the Issuer in exchange for the existing Contract with such Obligor and an amount equal to the difference in the principal balance between the existing Contract and the Upgrade Contract (which amount shall be paid to Trendwest out of funds distributed to the Issuer pursuant to Section 12.02(d) of the Indenture or by increasing the amount owed by the Issuer under the Subordinated Note); provided, however, that (i) such Upgrade Contract must have an interest rate that is not more than 1.0% per annum lower than the interest rate on the Contract that is being replaced, (ii) each Scheduled Payment under the Upgrade Contract must be the equal to or greater than the Scheduled Payments on the existing Contract, (iii) such Obligor must have made all Scheduled Payments within the time periods required by the related Contract which were due on or before the date of such Upgrade, (iv) such Upgrade Contract must be written on one of the standard forms attached as Exhibit A to this Agreement,
(v) the Upgrade Contract is an Eligible Contract, (vi) simultaneous with the execution of the Upgrade Contract, Trendwest shall have executed a form of assignment to the Issuer attached to such Upgrade Contract and the Issuer will pledge such Receivable to the Trustee pursuant to the Indenture, (vii) such Upgrade Contract shall be delivered by Trendwest to the Collateral Agent immediately after execution of such contract by the Obligor, WorldMark and Trendwest (and, in any event, prior to the release of the original Contract),
(viii) any applicable rescission period has expired and (ix) clauses (i)-(viii) above shall be representations and warranties of Trendwest, and Trendwest shall be obligated to purchase from the Issuer any Upgrade Contract that does not comply with such representations and warranties. Simultaneous with the delivery of such Upgrade Contract to the Collateral Agent, Trendwest shall deliver to the Trustee a supplement to this Agreement substantially in the form of Annex A hereto subjecting such Contract to the provisions hereof and providing with respect to such Upgrade Contract the information required on the Contract Schedule.

         Upon the acquisition by the Issuer of any Upgrade Contract pursuant to the provisions of this Section 3.04(d) (and the subsequent transfer of the related Receivable to the Issuer), Trendwest hereby agrees that such Upgrade Contract and the related Receivable, as applicable, will be subject to all the terms and provisions of this Agreement and the Indenture just as if such Upgrade Contract had been one of the original Contracts acquired on the Closing Date.


                                    ARTICLE 4

                                SELLER COVENANTS

         Section 4.01. Seller Covenants. Each Seller hereby covenants and agrees with the Issuer as follows:

                   (a) Except as hereinafter provided, such Seller will keep in full effect its existence, rights and franchises as a corporation or limited liability company, as applicable, and will obtain and preserve its qualification to do business as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Contracts and to perform its duties hereunder. Any person into which such Seller may be merged or consolidated, or to whom such Seller has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which such Seller shall be a party, or any Person succeeding to the business of such Seller shall be the successor of such Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01(c) hereof shall have been breached, (x) such successor executes an agreement of assumption, in form reasonably satisfactory to the Trustee, to perform every obligation under this Agreement, (y) such Seller shall have delivered to the Issuer a certificate of an officer of such Seller and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption complies with this Section 4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) such Seller shall have delivered to the Issuer an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Contracts and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                   (b) Neither such Seller nor any of the members, directors, officers, employees or agents of such Seller (and, with respect to TRI I, of the members of such Seller) shall be under any liability to the Issuer, the Trustee or the Holders of Notes for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment not involving recklessness or negligence; provided, however, that this provision shall not protect such Seller against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. Such Seller, and any member, director, officer, employee or agent of such Seller (and, with respect to TRI I, of the members of such Seller), may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Such Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations as the seller of the Assets under this Agreement and that in its opinion may involve it in any expense or liability.

                   (c) Such Seller will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary or which the Trustee may deem appropriate to preserve the security interests and liens described in Section 3.01(a)(viii) hereof and are reasonably satisfactory in form and substance to the Issuer.

                   (d) Such Seller will not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement misleading within the meaning of section 9-402(7) of the UCC, unless it shall have given the Issuer and the Trustee at least 30 days' prior written notice thereof.

                   (e) Such Seller will give the Issuer and the Trustee at least 30 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

                   (f) Such Seller will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract, will not change or modify the terms of the Contracts (and shall prevent any third-party originator that still owns any Contract from changing or modifying the terms of any such Contract) except as expressly permitted by the terms of the Transaction Documents and will do nothing to impair the rights of the Issuer or the Trustee in the Assets. In the event that the rights of such Seller under any Contract or any guaranty of the related Obligor's obligations under any Contract are not assignable to the Issuer, such Seller will enforce such rights on behalf of the Issuer; the Seller is not aware of any such inability to assign any Contracts.

                   (g) Such Seller will comply, in all material respects, with all material acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Assets or any part thereof; provided, however, that such Seller may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Issuer or the Trustee in the Assets.

                   (h) Such Seller will advise the Issuer and the Trustee promptly, in reasonable detail, of the occurrence of any breach by such Seller following discovery by such Seller of such breach of any of its representations, warranties and covenants contained herein.

                   (i) Such Seller will execute or endorse, acknowledge, and deliver to the Issuer and the Trustee from time to time such schedules, confirmatory assignments, conveyances, and other reassurances or instruments and take such further similar actions relating to the Assets, and the rights covered by the Transaction Documents, as the Issuer or the Trustee may reasonably request to preserve and maintain title to the Assets and the rights of the Trustee and the Holders of Notes therein against the claims of all persons and parties.

                   (j) Trendwest agrees to indemnify, defend and hold the Issuer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense

         (including interest, penalties, reasonable attorney's fees and amounts paid in settlement) that is caused by (i) a material breach at any time by any Seller of the representations, warranties and covenants contained in Section 3.01 hereof or this Section 4.01 or (ii) any material information furnished by any Seller which is set forth in any schedule delivered hereunder, being untrue in any material respect when any such representation was made or schedule delivered, provided that Trendwest shall not have any liability with respect to a representation or warranty as to any specific Contract, Receivable or the related Vacation Credits other than to purchase such Contract or substitute for such Contract in accordance with Section 3.03 hereof unless such breach of representation or warranty is the result of a Seller's fraud, negligence, bad faith or willful misconduct. Trendwest shall also indemnify the Issuer, the Trustee and the Servicer for any cost or expenses incurred by them in the enforcement of this Agreement. The obligations of Trendwest under this Section 4.01(j) shall be considered to have been relied upon by the Issuer and shall survive the execution, delivery and performance of this Agreement, regardless of any investigation made by or on behalf of the Issuer, until termination of the Indenture. If Trendwest has made any indemnity payments pursuant to this Section 4.01(j) and thereafter the recipient collects any of such amounts from others, such party will promptly repay the amount collected to Trendwest, without interest.

                   (k) Such Seller will do nothing to disturb or impair the acquisition hereunder by the Issuer of all of such Seller's right, title and interest in the Assets.

                   (l) Such Seller (i) will (A) maintain its books and records separate from the books and records of the Issuer and (B) maintain bank accounts separate from those of the Issuer and (ii) will not (x) take, prior to the complete payment of the Notes, any action that would cause the dissolution or liquidation of the Issuer, (y) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of the Issuer or (z) institute against the Issuer, or join any other person in instituting against the Issuer, any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar laws.

                   (m) Such Seller shall notify the Issuer and the Trustee promptly after becoming aware of any Lien on any Asset.

                   (n) On each date as of which Trendwest substitutes a Substitute Contract in accordance with Section 3.03 hereof, Trendwest shall provide to the Issuer a supplement to this Agreement substantially in the form of Annex A hereto subjecting such Contract to the provisions hereof and providing with respect to such Substitute Contract the information required in the Contract Schedule.

                   (o) The  annual  financial  statements  of such  Seller  will disclose the effects of the transactions contemplated by the Transaction Documents in accordance with generally accepted accounting principles. The financial statements of such Seller and the Issuer will also disclose that the assets of the Issuer are not available to pay creditors of such Seller. The resolutions, agreements and other instruments underlying the Transaction Documents will be continuously maintained by such Seller as official records.

                   (p) Such Seller will, at its own cost and expense, (i) retain the Electronic Ledger as a master record of the Contracts and the related Vacation Credits and copies of all documents relating to each Contract (other than the original executed Contracts) as custodian for the Issuer and other Persons, if any, with interests in the Contracts and the related Vacation Credits and (ii) mark the Contracts and the Electronic Ledger to the effect that the Contracts and such Seller's interest in the related Vacation Credits have been acquired by the Issuer and a security interest in the related Contracts and the related Vacation Credits have been granted by such Seller to the Issuer and that such Receivables, security interests and rights have been pledged, transferred and assigned to the Trustee by the Issuer pursuant to the Indenture.

                   (q) Such Seller will perform the transactions contemplated by this Agreement in a manner that is consistent with the Issuer's ownership interest in the Assets. Such Seller will respond to all third party inquiries confirming the transfer of the Assets to the Issuer.

                   (r) Such Seller shall immediately transfer to the Servicer for deposit in the Clearing Account any payment it receives relating to the Assets.

         Section 4.02. Issuer Covenants. The Issuer hereby covenants and agrees with the Sellers as follows:

                   (a) The Issuer hereby acknowledges and agrees that its rights in the related Vacation Credits are expressly subject to the rights of the related Obligors in such Vacation Credits pursuant to the applicable Contract.

                   (b) On each date as of which any  interest in any Contract is to be purchased or replaced by Trendwest pursuant to Section 3.03 hereof, the Issuer shall submit to Trendwest an instrument of assignment assigning the Issuer's interest in such Contract and the related Vacation Credits to Trendwest, signed by the president, senior vice president or any vice president of the Issuer. Each such assignment shall operate as an assignment, without recourse, representation, or warranty, to Trendwest of all of the Issuer's right, title, and interest in and to such Contract, the related Receivable and the related Vacation Credits and any security documents relating thereto, such assignment being an assignment outright and not for security, and upon payment of the Purchase Price or delivery of a Substitute Contract, Trendwest will thereupon own such interest in the Contract and all such security and documents, free of any further obligation to the Issuer with respect thereto. If in any enforcement suit or legal proceeding it is held that Trendwest may not enforce a Contract on the ground that it is not a real party in interest or holder entitled to enforce the Contract, the Issuer shall, at the Issuer's expense, take such steps as the Issuer deems necessary to enforce the Contract, including bringing suit in the Issuer's name.

                   (c) The Issuer warrants that, except as contemplated by the Transaction Documents, it will have ownership of or a valid security interest in the related Vacation Credits. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the related Vacation Credits, except as contemplated by or permitted under the Transaction Documents.

        Section 4.03. Assignment of Assets. The Sellers understand that the Issuer will assign to and grant to the Trustee a security interest in the Assets (including but not limited to the Receivables, Contracts and the related Vacation Credits). The Sellers consent to such assignments and grants and further agree that all representations, warranties, covenants and agreements the Sellers made herein shall also be for the benefit of and inure to the Issuer, the Trustee and all Holders from time to time of the Notes.


                                    ARTICLE 5

                              CONDITIONS PRECEDENT

        Section 5.01. Conditions to Issuer's Initial Obligations. The obligations of the Issuer to execute and deliver the Asset Assignment to the Sellers on the Closing Date and the applicable Subsequent Asset Assignment to the applicable Sellers on each Subsequent Transfer Date, pursuant to, and perform it obligations pursuant to, this Agreement shall be subject to the satisfaction of the following conditions:

                   (a) All representations and warranties of the Sellers contained in Sections 3.01(b) and 3.01(c) hereof and all information provided in the Contract Schedule shall be true and correct on the Closing Date and, with respect to Trendwest, each applicable Seller and each Subsequent Contract, each related Subsequent Transfer Date, with the same effect as though such representations and warranties had been made on such date, and on the Closing Date the Sellers shall have delivered to the Issuer, the Trustee and the Initial Purchaser an Officer's Certificate to such effect (with respect to the Closing Date sale only);

                   (b) All representations and warranties of the Sellers contained in Section 3.01(a) hereof shall be true and correct on the Closing Date with respect to the Contracts listed on the Contract Schedule on the Closing Date and on the related Subsequent Transfer Date with respect to the Subsequent Contracts, with the same effect as though such representations and warranties had been made on such date, and on the Closing Date the Sellers shall have delivered to the Issuer, the Trustee and the Initial

         Purchaser of the Notes an Officer's Certificate to such effect (with respect to the Closing Date sale only);

                   (c) The Sellers shall have delivered all other information theretofore required or reasonably requested by the Issuer to be delivered by the Sellers hereunder, duly certified by an officer of each of the Sellers, and the Sellers shall have substantially performed all other obligations required to be performed as of the Closing Date and each Subsequent Transfer Date by the provisions of this Agreement;

                   (d) On or prior  to the  Closing  Date  and  each  Subsequent
         Transfer Date, Trendwest, on behalf of the Sellers shall have delivered, or caused the delivery of, the Collateral Agent File related to the Contracts identified in the Contract Schedule to the Collateral Agent or its agent and, subject to Section 2.04 hereof, there shall have been made all filings, recordings and/or registrations, and there shall have been given, or taken, any notice or any other similar action, as may be necessary in the opinion of the Issuer, in order to establish and preserve the right, title and interest of the Issuer in such Contract and the other Assets;

                   (e) On or before the Closing Date, the Issuer, the Servicer and the Trustee shall have entered into the Servicing Agreement;

                   (f) The Notes shall be issued and sold on the  Closing  Date, the  Issuer  shall  receive  the  full  consideration  due it upon  the issuance of such Notes, the Issuer shall have applied such consideration, to the extent necessary, to pay the related consideration to the Sellers on such date; and

                   (g) Each applicable Seller shall have executed and delivered the Asset Assignment or a Subsequent Asset Assignment, as applicable.

        Section 5.02. Conditions to the Sellers' Obligations. The obligations of each of the Sellers to execute and deliver to the Issuer the Asset Assignment or a Subsequent Asset Assignment, as applicable, and perform its obligations pursuant to this Agreement on the Closing Date and each Subsequent Date shall be subject to the satisfaction of the following conditions:

                   (a) All representations and warranties of the Issuer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                   (b)  The  Issuer  shall  have   executed  and  delivered  the
         applicable Asset Assignment; and

                   (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to such Seller, and such Seller shall have received from the Issuer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as such Seller may reasonably have requested.

         Trendwest's obligation to repurchase the Contracts pursuant to this Agreement shall not be affected by any failure of the Issuer to comply with clause (a) of this Section 5.02 subsequent to the Closing Date.


                                    ARTICLE 6

                              TERM AND TERMINATION

        Section 6.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the later of (i) payment with respect to the last Asset or (ii) termination of the Indenture.

        Section 6.02. Default by Sellers. If any Seller shall be in default under this Agreement and such default shall not have been cured for a period of 60 days, or if such Seller shall become insolvent or make an assignment for the benefit of its creditors or have a receiver appointed for all or substantially all of its properties, or if any proceedings commenced, or consented to, by such Seller are not stayed or dismissed within 90 days after being commenced against such Seller under any bankruptcy, insolvency or other law for the relief of debtors, the Issuer shall have the right, in addition to any other rights it may have under any applicable law, to terminate this Agreement with respect to such Seller upon 30 days' prior written notice to such Seller; provided that any termination of this Agreement shall not release such Seller from any obligation under this Agreement.


                                    ARTICLE 7

                                  MISCELLANEOUS

        Section 7.01. Amendments. This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by the party against which enforcement is sought. This Agreement may be amended by the Issuer and the Sellers only with the prior written consent of the Holders of 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class.

         Section 7.02. Governing Law. This Agreement shall be construed in accordance with the internal laws of the State of New York, without regard to choice of law principles.

        Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered personally, mailed by registered or certified United States mail, postage prepaid, or sent via overnight air courier or facsimile communication and addressed, in the case of the Sellers, to the Seller Address, and in the case of the Issuer, to the Issuer Address. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be. Any Person may change the address for notices hereunder by giving notice of such change to the other Person.

        Section 7.04. Separability Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 7.05. Assignment. Except as provided in Section 4.01(a), this Agreement may not be assigned or delegated by any Seller without the prior written consent of the Issuer, the Trustee and the Holders of 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class and may not be assigned or delegated by the Issuer without the prior written consent of each of the Sellers, the Trustee and the Holders of 66-2/3% in principal amount of the Outstanding Notes of the Controlling Class.

        Section 7.06. Further Assurances. Each of the Sellers and the Issuer agrees to do such further acts and things and to execute and deliver to the Trustee such additional assignments, agreements, powers and instruments as are required by the Trustee to carry into effect the purposes of this Agreement or to better assure and confirm unto the Trustee or the Holders of the Notes their rights, powers or remedies hereunder. If any Obligor shall be in default under any Contract, upon reasonable request from the Servicer, the applicable Seller will take all reasonable steps to assist in enforcing such Contract and preserving and maintaining title to the Assets and the rights of the Trustee and the Holders of the Notes therein against the claims of all persons and parties to the extent the applicable Seller is capable of performing such requested steps and the Servicer reasonably determines that the assistance of the applicable Seller is necessary to effect the intent and purposes hereof.

        Section 7.07. No Waivers; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Issuer or the Sellers, any right, remedy, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

        Section 7.08. Binding Effect; Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holders of Outstanding Notes, and their respective successors and permitted assigns.

        Section 7.09. Set-Off. (a) Each of the Sellers hereby irrevocably and unconditionally waives all right of set-off that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of the Issuer at any time held by or in the possession of such Seller.

         (b) The Issuer shall have the right to set-off against each Seller any amounts to which such Seller may be entitled and to apply such amounts to any claims the Issuer may have against such Seller from time to time under this Agreement. Upon any such set-off the Issuer shall give notice of the amount thereof and the reasons therefor.

        Section 7.10. Sellers Will Not Institute Insolvency Proceedings. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any Affiliate thereof or any Holder of Outstanding Notes (and each Holder of Outstanding Notes so agrees by acceptance of a Note) will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

         Section 7.11. Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

         IN WITNESS WHEREOF, the Sellers and the Issuer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                               TRENDWEST RESORTS, INC.



                      By
                     Name:
                    Title:



                               TRI FUNDING II, INC.



                      By
                     Name:
                    Title:



                               TRI FUNDING COMPANY I, L.L.C.
                               By:  TRENDWEST FUNDING I, INC., as member



                      By
                     Name:
                    Title:



                               TW HOLDINGS, INC.



                      By
                     Name:
                    Title:

                                           TW HOLDINGS II, INC.



                        By
                       Name:
                      Title:



                                           TRI FUNDING III, INC.



                        By
                       Name:
                      Title:

                                     ANNEX A


                   FORM OF SUPPLEMENT FOR SUBSTITUTE CONTRACTS
                              AND UPGRADE CONTRACTS


         Pursuant to Section 3.04(b) and Section 3.04(d) of the Receivables Purchase Agreement dated as of August 1, 1999 (the "Agreement"), among Trendwest Resorts, Inc. ("Trendwest"), TRI Funding Company I, L.L.C., TRI Funding II, Inc., TW Holdings, Inc., TW Holding II, Inc. and TRI Funding III, Inc. (the "Issuer"), attached as Schedule I hereto is a Supplemental Contract Schedule, which includes information regarding Assets that are hereby sold, assigned, transferred and delivered by Trendwest to the Issuer in accordance with the Agreement and the Asset Assignment and setting forth the Collateral Value of any Contract being sold to the Issuer by Trendwest pursuant to an Upgrade or exchanged pursuant to a substitution.

                                                 TRENDWEST RESORTS, INC.



                                       By
                                      Name:
                                     Title:

                                   SCHEDULE I


             SUPPLEMENTAL CONTRACT SCHEDULE FOR SUBSTITUTE CONTRACTS
                              AND UPGRADE CONTRACTS

                                    EXHIBIT A


                                FORM OF CONTRACT

                                    EXHIBIT B


                            FORM OF ASSET ASSIGNMENT

         This Asset Assignment ("Assignment") is made as of August 25, 1999 (the "Closing Date"), by and among Trendwest Resorts, Inc., an Oregon corporation ("Trendwest"), TW Holdings II, Inc., a Delaware corporation ("TW II"), TW Holdings, Inc., a Nevada corporation, (together with Trendwest, and TW II, the "Assignors" and each an "Assignor") and TRI Funding III, Inc., a Delaware corporation ("Assignee"), with reference to the following facts:


                                    RECITALS:

          A. In connection with the sale of certain assets of the Assignors in conjunction with the issuance of notes on the date hereof by TRI Funding III, Inc., Assignee and the Assignors have executed the Receivables Purchase Agreement dated as of August 1, 1999 (the "Agreement").

          B. In connection with the Agreement, each of the Assignors desires to assign and transfer to Assignee all of such Assignor's right, title and interest in and to each of the assets described in Schedule I hereto, and the corresponding paragraphs below (the "Assigned Interests").

          C. Assignee desires to accept this Assignment and transfer of the Assigned Interests and assume all duties and obligations attendant thereto, accruing after the Closing Date.

          D. Terms used but not defined herein have the meanings ascribed to them in the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in consideration of the mutual covenants set forth herein, the Assignors and Assignee hereby agree as follows:

          1. Assignment. Each Assignor hereby assigns, conveys, grants and transfers, without recourse except as provided in the Agreement, to Assignee (and the successors and assigns of Assignee) the following property:

                  1.1. Such Assignor's right, title and interest in and to the Contracts and related Receivables described and listed on Schedule I hereto.

                  1.2. A security interest in the vacation credits subject to each such Contract (the "Vacation Credits").

                  1.3.     All other Assets relating to such Contract.

          2. Assumption. Assignee hereby accepts the foregoing assignment and hereby assumes all of the indebtedness, if any, duties and obligations incident hereto and thereto, subject to the terms and conditions of the Agreement.

          3. Further Assurance. The Assignors and Assignee each hereby agree to provide such further assurances and to execute and deliver such documents and to perform all such other acts as are necessary or appropriate to consummate and effectuate this Assignment.

          4. Distinct Entities. The Assignors and Assignee hereby acknowledge that for all purposes each of the Assignors and the Assignee are separate and distinct legal entities. Accordingly, no Assignor shall be liable to any third party for the debts, obligations and liabilities of the Assignee; and Assignee shall not be liable to any third party for the debts, obligations and liabilities of any Assignor to the extent that such debts, obligations and liabilities have not been expressly assumed by Assignee hereunder.

          5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of New York, and the parties hereto hereby acknowledge and agree that this Assignment and the transactions contemplated hereunder were negotiated and entered into in the State of New York.

          6. Authority. Each of the Assignors and the Assignee hereby represent respectively that they have full power and authority to enter into this Assignment.

          7.   Counterparts.   This  Assignment  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

          8. Successors and Assigns. Each of the Assignors and the Assignee agree that this Assignment will be binding and will inure to the benefit of each Assignor and its successors and assigns and the Assignee and its successors and assigns.

         IN WITNESS WHEREOF, this Assignment has been executed as of the date first above written.

                                               TRENDWEST RESORTS, INC., Assignor



                                       By
                                      Name:
                                     Title:



                                               TW HOLDINGS II, INC.



                                       By
                                      Name:
                                     Title:



                                               TW HOLDINGS, INC., Assignor



                                       By
                                      Name:
                                     Title:



                                               TRI FUNDING III, INC., Assignee



                                       By
                                      Name:
                                     Title:

                                   SCHEDULE I


                                CONTRACT SCHEDULE

                                    EXHIBIT C


                       FORM OF SUBSEQUENT ASSET ASSIGNMENT

         This Asset Assignment ("Assignment") is made as of ______________, _____ (the "Subsequent Transfer Date"), by and among
_________________________________________ (the "Assignor"), and TRI Funding III,
Inc., a Delaware corporation ("Assignee"), with reference to the following facts:


                                    RECITALS:

          A. In connection with the sale of certain assets of the Assignor in conjunction with the issuance of notes on the date hereof by TRI Funding III, Inc., Assignee and the Assignor have executed the Receivables Purchase Agreement dated as of August 1, 1999 (the "Agreement").

          B. In connection with the Agreement, the Assignor desires to assign and transfer to Assignee all of such Assignor's right, title and interest in and to each of the assets described in Schedule I hereto, and the corresponding paragraphs below (the "Assigned Interests").

          C. Assignee desires to accept this Assignment and transfer of the Assigned Interests and assume all duties and obligations attendant thereto, accruing after the Subsequent Transfer Date.

          D. Terms used but not defined herein have the meanings ascribed to them in the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in consideration of the mutual covenants set forth herein, the Assignor and Assignee hereby agree as follows:

          1. Assignment. The Assignor hereby assigns, conveys, grants and transfers, without recourse except as provided in the Agreement, to Assignee (and the successors and assigns of Assignee) the following property:

                  1.1. The Assignor's right, title and interest in and to the Contracts and related Receivables described and listed on Schedule I hereto.

                  1.2. A security interest in the vacation credits subject to each such Contract (the "Vacation Credits").

                  1.3.     All other Assets relating to such Contract.

          2. Assumption. Assignee hereby accepts the foregoing assignment and hereby assumes all of the indebtedness, if any, duties and obligations incident hereto and thereto, subject to the terms and conditions of the Agreement.

          3. Further Assurance. The Assignor and Assignee each hereby agree to provide such further assurances and to execute and deliver such documents and to perform all such other acts as are necessary or appropriate to consummate and effectuate this Assignment.

          4. Distinct Entities. The Assignor and Assignee hereby acknowledge that for all purposes each of the Assignor and the Assignee are separate and distinct legal entities. Accordingly, the Assignor shall not be liable to any third party for the debts, obligations and liabilities of the Assignee; and Assignee shall not be liable to any third party for the debts, obligations and liabilities of the Assignor to the extent that such debts, obligations and liabilities have not been expressly assumed by Assignee hereunder.

          5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of New York, and the parties hereto hereby acknowledge and agree that this Assignment and the transactions contemplated hereunder were negotiated and entered into in the State of New York.

          6. Authority. Each of the Assignor and the Assignee hereby represent respectively that they have full power and authority to enter into this Assignment.

          7.   Counterparts.   This  Assignment  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

          8. Successors and Assigns. Each of the Assignor and the Assignee agree that this Assignment will be binding and will inure to the benefit of the Assignor and its successors and assigns and the Assignee and its successors and assigns.

         IN WITNESS WHEREOF, this Assignment has been executed as of the date first above written.

                                    ______________________________, Assignor



                          By
                         Name:
                        Title:



                                    TRI FUNDING III, INC., Assignee



                          By
                         Name:
                        Title:

                                   SCHEDULE I


                                CONTRACT SCHEDULE

                                    EXHIBIT D


                            FORM OF SUBORDINATED NOTE



                                                       $------------



                              TRI FUNDING III, INC.


                                SUBORDINATED NOTE



Date:  August 25, 1999             Stated Maturity:  __________, 2___

         TRI FUNDING III, INC., a special purpose corporation duly organized and existing under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to Trendwest Resorts, Inc. ("Trendwest"), or its assigns, the principal sum ___________________ Dollars ($_____________) in
monthly installments beginning on September 15, 1999 (the "Initial Payment Date"), and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Subordinated
Note) on the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including August 25, 1999 through the last day of the applicable Due Period immediately preceding the Initial Payment Date for the Notes referred to below, and thereafter, monthly from and including the first day through the last day of the Due Period immediately preceding the Payment Date, at the rate of _______% per annum (calculated on the basis of a 360-day year consisting of 12 months of 30 days each). Each monthly installment of principal payable on this Subordinated Note shall be an amount equal to the cash available for distribution until the principal amount owed hereunder, as adjusted as set forth below, is paid in full. Any remaining unpaid portion of the principal amount of this Subordinated Note shall be due and payable no later than the Stated Maturity referred to above; provided, however, that if the Notes (as defined below) are not paid in full on such date, no such amounts shall be due or payable until the Notes are paid in full. All terms used in this Subordinated Note which are defined in the Indenture (referred to herein as the "Indenture"), dated as of August 1, 1999, among the Issuer, Trendwest Resorts, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee shall have the meanings assigned to them in the Indenture.

         The principal and interest on this Subordinated Note are payable by check mailed by first-class mail to Trendwest or its assigns or by wire transfer in immediately available funds to the account specified in writing to the Trustee by Trendwest or its assigns received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

         The principal owed on this Subordinated Note will be increased from time to time in the event that Trendwest transfers the receivable related to an Upgrade Contract to the Issuer to be included in the Trust Estate, such amount to equal the difference between the principal balance of the receivable of Upgrade Contract as of the date of such Upgrade and the Collateral Value on such date of the Receivable being replaced.

         This Subordinated Note and the Issuer's Receivables-Backed Notes 1999-1 (the "Notes") issued pursuant to the Indenture are secured by certain Receivables and other Collateral described in the Indenture. The Trust Estate relating to the Notes also secures the payment of certain other amounts and certain other obligations as described in the Indenture. Until the Notes are paid in full and the obligations of the Issuer under the Indenture are satisfied, (i) the Subordinated Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time and (ii) the holder of this Subordinated Note will not cause the filing of a bankruptcy petition against the Issuer for any reason whatsoever, including, without limitation, the failure of the Issuer to make any payments of principal of or interest on this Subordinated Note until after a period equal to 10 days plus the applicable preference period under the United States Bankruptcy Code has passed since the Notes were paid in full.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holder of this Subordinated Note under the Indenture at any time by the Issuer, the Trustee and the Servicer with the consent of the Holders of not less than 66-2/3% in principal amount of Notes of the Controlling Class of the Notes Outstanding under the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes, at the time Outstanding under the Indenture, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. This Subordinated Note shall not be amended without the consent of Holders of not less than 66-2/3% in principal amount of the Controlling Class of the Notes Outstanding.

         No reference herein to the Indenture and no provision of this Subordinated Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Subordinated Note, but, so long as any Notes are Outstanding, solely from the Collateral pledged to the Trustee under the Indenture with respect to the Notes at the times, place and rate, and in the coin or currency, herein prescribed.

         Notwithstanding anything else to the contrary contained in this Subordinated Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Subordinated Note is not a general obligation of the Issuer, nor its officers or directors, but, so long as any Notes are Outstanding, is limited solely to the Collateral pledged under the Indenture.

         So long as the Notes are Outstanding, Trendwest shall not transfer this Subordinated Note to any Person.

         This Subordinated Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         IN WITNESS WHEREOF, TRI Funding III, Inc. has caused this Subordinated Note to be signed, manually, by its ______________________.

                                                          TRI FUNDING III, INC.



                                       By
                                      Name:
                                     Title:

                                   SCHEDULE I


                                CONTRACT SCHEDULE